AllianceBernstein Global Technology Fund, Inc.
811-03131

77.Q1(a)  Amended and Restated Bylaws

Amended and Restated Bylaws: Incorporated by reference to Exhibit 99(b) to Post-Effective Amendment No. 50 to Registrants Registration
Statement on Form N-1A, filed with the Securities and Exchange Commission on August 30, 2006.